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                                                                                 Exhibit (e)(15)

                                                                          REQUEST FOR INVESTMENT
[LOGO OF AIG]                                                           DIVISION/SERIES TRANSFER

                                                            COMPLETE AND RETURN THIS REQUEST TO:
                                                                    Variable Life Service Center
AMERICAN GENERAL LIFE INSURANCE COMPANY                 PO Box 305600 . Nashville, TN 37230-5600
A subsidiary of American International Group, Inc.              800-340-2765 . Fax: 713-620-6653
________________________________________________________________________________________________

Insured/Participant Name: __________________________ Policy/Certificate Number: ________________

Enter 100% or all if the entire current balance is to be transferred from one investment division/series to another investment division/series. Transactions are effective as of the date this form is received by our Administrative Office.

IMPORTANT: Please refer to your Prospectus for restrictions and specific information pertaining to Investment Division/Series transfers. Send completed form to American General Life's
Administrative Office shown in the Policy Information Section of your contract.

                                                             TRANSFER TO:
        TRANSFER FROM:
                                       _______________________________   ________% or $ ________
                                       Investment Division/Series Name
_______________________________        _______________________________   ________% or $ ________
Investment Division/Series Name        Investment Division/Series Name
                                       _______________________________   ________% or $ ________
__________% or $ __________            Investment Division/Series Name

                                                             TRANSFER TO:
        TRANSFER FROM:
                                       _______________________________   ________% or $ ________
                                       Investment Division/Series Name
_______________________________        _______________________________   ________% or $ ________
Investment Division/Series Name        Investment Division/Series Name
                                       _______________________________   ________% or $ ________
__________% or $ __________            Investment Division/Series Name

                                                             TRANSFER TO:
        TRANSFER FROM:
                                       _______________________________   ________% or $ ________
                                       Investment Division/Series Name
_______________________________        _______________________________   ________% or $ ________
Investment Division/Series Name        Investment Division/Series Name
                                       _______________________________   ________% or $ ________
__________% or $ __________            Investment Division/Series Name

                                                             TRANSFER TO:
        TRANSFER FROM:
                                       _______________________________   ________% or $ ________
                                       Investment Division/Series Name
_______________________________        _______________________________   ________% or $ ________
Investment Division/Series Name        Investment Division/Series Name
                                       _______________________________   ________% or $ ________
__________% or $ __________            Investment Division/Series Name


NOTE: An investment division/series transfer does not affect future payments or contributions.
If you want to change the way future payments or contributions should be allocated, you must complete a "Request for Change of Allocation" form.
________________________________________________________________________________________________
OWNER SIGNATURE                                    JOINT OWNER/ASSIGNEE SIGNATURE
_____________________________________________      _____________________________________________

X                                                  X
_____________________________________________      _____________________________________________
SIGNED ON (date) ____________________________      SIGNED ON (date) ____________________________

________________________________________________________________________________________________
Number & Street             Town or City                       State              Zip

[_] Please check if this is an address change

                                               [BAR CODE]                     AGLC100553 Rev0815
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